UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2009
SANTARUS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50651	33-0734433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
3721 Valley Centre Drive, Suite 400, San Diego, California 92130
(Address of Principal Executive Offices) (Zip Code)
(858) 314-5700

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On July 16, 2009, Chief Judge Gregory M. Sleet of the U.S. District Court for the District of Delaware made a partial ruling in favor of Santarus, Inc. (“Santarus”) during a bench trial that began on July 13, 2009. Chief Judge Sleet ruled from the bench in favor of Santarus and the University of Missouri on the issue of infringement. Chief Judge Sleet ruled that Par Pharmaceutical Inc.’s (“Par’s”) proposed generic versions of Zegerid® (omeprazole/sodium bicarbonate) Capsules and Powder for Oral Suspension (both 40 mg and 20 mg dosage strengths) infringe the asserted claims of five patents licensed by Santarus from the University of Missouri. The Court has not yet ruled on Par’s defenses of invalidity and inequitable conduct. The trial is expected to conclude July 17, 2009. It is not known how or when the Court will rule on these remaining issues and therefore the ultimate outcome of the litigation remains uncertain.
     Santarus had filed two lawsuits which were consolidated into the current litigation against Par in the Delaware District Court for infringement of patents listed in the Orange Book for Zegerid Capsules and Powder for Oral Suspension. The University of Missouri, licensor of the patents, was joined in the litigation as co-plaintiff. Santarus and the University of Missouri had asserted infringement by Par of five issued patents covering Zegerid Capsules and Powder for Oral Suspension because of Par’s intent to market generic versions of Santarus’ Zegerid products prior to the July 2016 expiration of the asserted patents.
Forward-Looking Statements
     Santarus cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation by Santarus that any plans will be achieved. Actual results may differ materially from those set forth in this report due to the risks and uncertainties inherent in Santarus’ business, including, without limitation: the ultimate outcome of the Par litigation, including the Court’s future ruling on the remaining issues of invalidity and unenforceability and the timing of that ruling; the impact of any negative outcome in the Par litigation, including the introduction of generic versions of Santarus’ Zegerid products; other difficulties or delays relating to the development, testing, manufacturing and marketing of, and obtaining and maintaining regulatory approvals for, Santarus’ products; and other risks detailed in Santarus’ prior public periodic filings with the Securities and Exchange Commission.
     You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and Santarus undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARUS, INC.
Date: July 17, 2009	By:	/s/ Debra P. Crawford
		Name:	Debra P. Crawford
		Title:	Senior Vice President, Chief Financial Officer, Secretary and Treasurer